Exhibit 4.1

COMMON STOCK

NUMBER
UH

Universal Heights, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 91359C 10 9

This Certifies that

is the Registered Holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

Universal Heights, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

UNIVERSAL HEIGHTS, INC. CORPORATE SEAL 1990 DELAWARE

PRESIDENT

SECRETARY

Countersigned and Registered
NORTH AMERICAN TRANSFER CO.
(FREEPORT, N.Y.)
Transfer Agent and Registrar

By

Authorized Signature

Universal Heights, Inc.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — (Cust)                                          Custodian (Minor)                                          under Uniform Gifts to

Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For Value Received                                                                                   hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

shares of the capital stock represented by the

within Certificate and does hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED:	SIGNED:

SIGNED:
NOTICE: The signature(s) on this assignment must conform in all respects with the name as written upon the face of the certificate.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE PROGRAM.